RED CAT HOLDINGS

RED CAT DRONE SERVICES · SKYPERSONIC · FAT SHARK · ROTOR RIOT · DRONEBOX Encrypted Storage and Analyzation

DRONE PRODUCTS, SERVICES AND TECHNOLOGIES FOR **THE MARKET'S FASTEST GROWING SEGMENTS**



February 2021 : RCAT
INVESTOR PRESENTATION

DISCLOSURES

During the course of this presentation, we may make statements which are considered “forward-looking statements” within the meaning of the Private Securities Litigation. Reform Act of 1995, including statements regarding our future performance, goals and growth. Forward-looking statements may be identified by such words as “believe,” “estimate,” “anticipate,” “expect,” “plan,” “intend,” “may,” “could,” “might,” “will,” “should, ”approximately,” “potential” or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include inability to successfully integrate the assets acquired in the recently closed merger and asset purchase and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-Q for the period ended March 31, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

INVESTMENT HIGHLIGHTS

THROUGH OUR FOUR OPERATING SUBSIDIARIES, WE PROVIDE drone products, services and technologies to the fastest growing market segments in our industry

In 2020, we created RED CAT Drone Services, a dedicated drone services company that combines the capabilities and technologies in our portfolio holdings in one comprehensive solution

- Uniquely positioned to capitalize on the maturing drone market with high performance products and business services for a variety of industries.
- Disciplined acquisition strategy targets companies with advanced product offering and specialized drone operational platforms and IP
- Experienced management team with successful financial and technology background


RED CAT
ROTOR RIOT
DRONEBOX
FAT SHARK
SKYPERSONIC

RCAT EXECUTIVE **TEAM**

JEFFREY THOMPSON | Chief Executive Officer and Chairman of the Board is a serial tech entrepreneur with a long track record of founding and leading companies from the startup phase to successful exits and IPOs. His background is in the telecom space, where he founded EdgeNet, a private Internet Service provider (ISP), which was sold to Citadel Broadcasting in 1997. Thompson then co-founded Towerstream, a wireless service provider (public 2007 NASDAQ). With an ongoing passion for innovative technology, he most recently founded Red Cat, the company at the forefront of providing solutions for the rapidly growing commercial and recreational drone industries.

JOSEPH HERNON | Chief Financial Officer is a Certified Public Accountant with a Master's in Accountancy, from Bentley University. He also has experience being a member of management teams that have raised more than $300 million through debt and equity financings. As a Chief Financial Officer of 4 publicly traded companies in the high tech and biotech industries, Joseph led 5 acquisitions of technology companies which were immediately accretive.

MANAGEMENT **TEAM**

ALLAN EVANS | FAT SHARK President is a serial entrepreneur with a history of founding and leading technology innovation. He received his PhD from the University of Michigan in Electrical Engineering. From there, he went to Pacific Northwest National Labs and eventually spun out one of the technologies he developed into Avegant, a VR/AR company. After Avegant, Allan became the CEO of Fat Shark and profitably managed the company which was recently combined with Red Cat. Allan has a passion for consumer technologies and leading rapidly growing technology team in emerging markets.

CHAD KAPPER | ROTOR RIOT President has more than 25 years of media and marketing experience, Kapper created two of the most successful brands in the drone industry. Flite Test and Rotor Riot have almost 2 million subscribers and the content has been viewed more than 300,000,000 times worldwide

THE $100 B DRONE MARKET

GROWING AND MATURING

- The global market for drone technologies passed $100 B in 2020 at annual growth rate of 20.5%. (Source: IDC, 2021)
- Robotics OT (operational technology) services reaching $3.4 billion in 2019, a year over year increase of 13%. (Source: Comptia.org , 2021)
- Drone use dramatically increased during the pandemic and is expects to continue its growth trajectory
- Drone use in business and civil service organizations is gaining traction and creating opportunities for a rapidly expanding ecosystem of developers, pilots, manufacturers and service providers. (Source: Comptia.org , 2021)

The Market is Maturing In Step with Drone Applications

Drone pilots are no longer hobbyists, they are highly-skilled, certified and competitive operators.


VANOVER
DRL
Allianz



Dangerous and costly inspection and survey of structures are in the past

TODAY, experienced operators get the job done faster, safer, more cost effectively while retaining more data and increasing job oversight.




THE $100 B MARKET
is transitioning from military and hobby to business services and civil applications



DO NOT
DISTRACT

MARKET-LEADING SEGMENTS

COMMERCIAL AND CIVIL APPLICATIONS

- The use cases for drones in commercial and civil services are focused on the need to INSPECT and/or SURVEY equipment, structures, insurance claims, land areas, jobsites and emergencies

Addressable Markets for Drone Inspection and Survey Services

Goldman Sachs Research, 2016-2020 Study

Segment	Market
Construction	$11.2 B
Agriculture	$5.9 B
First Responder	$1.8 B
Insurance Claim	$1.4 B
Oil & Gas, Mining	$1.1B

in CONSTRUCTION…
drones survey builds and adherence to code. Drones save time, reduce risk, lower costs and speed permitting

for OIL & GAS…
drones can travel the length of a pipeline to inspect seals and valves and obtain input from a team of professionals on maintenance options

for FIRST RESPONDERS…
drones get to emergencies faster and safer to provide initial medical supplies and map emergency response teams safely to a site

The Ever-Expanding List of Drone Uses and Applications



amazon
PrimeAir



Uber Eats



ups



Domino's



INSPECTION AND SURVEY
drone services for industries is a
$21 B MARKET

INDUSTRY CHALLENGES CREATED OPPORTUNITIES

CHALLENGES.

1. **Operators'** flight data collection systems vary greatly, and some do not meet regulatory compliance standards and reporting
2. **Experienced pilots** are in high demand but short supply
3. **Downlink technologies'** high latency limits accuracy and speed to complete operations
4. **Remote operation** is hampered by technology performance and platform standardization.

OPPORTUNITIES

- **CREATE A DRONE SERVICES PLATFORM** for operators and with the highest standards in flight data collection, advanced technologies and meets regulatory compliance.
- **DEVELOP A NETWORK OF CERTIFIED PILOTS** and learning programs to train and certify pilots.
- **ADVANCE DRONE TECHNOLOGIES** to enable operations by experienced pilots and professionals from any location with low latency and 5G data transmission.


FEDERAL AVIATION ADMINISTRATION
FAA AND FCC COMPLIANCE
are just two of the many challenges we solve for drone operations and drone service clients

RED CAT HOLDINGS

RED CAT DRONE SERVICES · SKYPERSONIC · FAT SHARK · ROTOR RIOT · DRONEBOX Encrypted Storage and Analyzation

Click Below to View Our Video



ABOUT US

INVESTING IN THE FUTURE OF DRONES

through Products, Technologies and Services Focused on the Market's Fastest Growing Segments and Use Cases

SUBSIDIARY BUSINESS LINES AND VALUE

Strategically-Targeted Acquisitions Provided Us Four (4) Business Lines with Dedicated Revenue Streams Plus the Software, Technologies, Services and Exposure Needed to Build a Comprehensive Drone Services Company


DRONEBOX
Encrypted Storage and Analyzation
ACQUIRED May '19
Drone Software Systems and Flight Data Platform


ROTOR RIOT
ACQUIRED Jan '20
Drone Media, Product Promotion, Network of Pilots


FAT SHARK
ACQUIRED Nov '20
FPV Headsets and Low Latency Downlink, 5G Ready Technologies


SKYPERSONIC
ACQUIRED Feb '21
GPS-Denied Flight Services and Indoor Telemetry Technologies

FAT SHARK FIRST PERSON VIEW DRONE TECHNOLOGY

- Fat Shark is the premium market share leader of first-person view (FPV) headsets for drones
- Highly-advanced download technologies and firmware produce the lowest latency in the industry : low latency is essential for drone operations
- FatShark headsets are routinely awarded with the highest performance grades and operator preference in the market
- Fat Shark currently sells 100% through distribution at ~26% margins

FAT SHARK® Headset Revenues



$6.2
$7.3
2019
2020





50,000+

FPV headsets sold to date

3 MILLISECOND (MS)
latency vs. ~25 ms in competitor headsets

SKYPERSONIC INSPECT & SURVEY IN GPS-DENIED LOCATIONS

- Patented software and hardware allow for flight services in restricted spaces where GPS is not allowed or available
- GPS-denied, indoor/tight space telemetry capabilities were transitioned from military and satellite technology for commercial use - 8 US and European Patents
- Environmental testing technologies samples air quality
- Provides operators unique access to locations :where previous human operators' high risk = high costs
- Completely remote drone flights can be executed from operators anywhere in the world
- Drone services, technologies and certification programs offered

Sample Customers Who Contracted Skypersonic Services or Purchased Skypersonic Products

GM | LEONARDO | Eni | ANDRONE | EROCK


SKYCOPTER
INSPECT THE IMPOSSIBLE



'FLY ANYWHERE' TECHNOLOGIES

enable drones to inspect and survey in high-risk, confined or GPS-denied locations by 100% remote pilots and over-the-internet operators

DRONEBOX FLIGHT LOGGING & REGULATORY COMPLIANCE

Red Cat's DRONE BOX SasS software and platform enable an easy-to-use flight log system keeps clients compliant with regulators and helps track critical, drone data collection and feeds to various applications.

- Patent-pending blockchain-based cloud architecture is Drone-agnostic
- ONE easy to use system for analytics and services
- Partnerships with largest drone equipment suppliers
- Intellectual property agreement with UPR Mayagüez
- Launching AI capabilities
- Puerto Rico based operations
  - Cost of operations 30% less than mainland US
  - Puerto Rico Tax incentives, ACT 20, 22 and 73
  - Total income tax rate of 4%



DRONEBOX
Encrypted Storage and Analyzation
File
Motors
Gyros
GPS
Accelerometers
INFO



CAPABILITIES

- Synchronizes separate silos of data into one easy-to-use product
- Secure and encrypted compliant operations
- Opensource architecture integrates into any application

ROTOR RIOT EXPOSURE AND ACCESS TO TOP PILOTS

- At the center of the high-performance drone market and has the largest following of professional and 107-Certified drone pilots
- Enthusiasts shop online store for the ready-to-fly drones and drone parts featured in Rotor Riot's media
- Drone Racing League events and media
- A unique mobile game and drone simulation controller is sold on the shelves of Best Buy, Apple Store, Target and Walmart



Strong Social Media Following Including Professional Pilots Provide Worldwide Exposure – 2020 Figures

YouTube	Views	Facebook / Instagram
215,000 Subscribers	**25,000,000** Views	**150,000** Social Media Followers



A POOL OF PROFESSIONAL PILOTS
are immediately available through the Rotor Riot platform of followers
VANOVER


WE AVAIL CERTIFIED PILOTS ON A REMOTE-OPERATION PLATFORM
to provide widespread drone services to for commercial and civil service use

OUR GROWTH PATH

REDCAT DRONE OPERATIONS AS A BUSINESS SERVICE

WHAT WE OFFER

1. Pilots who are remote, quickly available, experienced and certified to fly drone operations
2. A platform to access and process drone data collection and maintain compliance
3. Data for professionals who can recognize and interpret data provided during and after drone inspection and survey services

HOW OUR REMOTE PILOTING AND OPERATIONS BEST SERVICE CLIENTS

1. Customers get a cost-effective and safer solution – no need to be in-field
2. Access to industry-experienced, certified pilots worldwide
3. Delivery of drone data for specialists and professionals to |interpret data in real-time, or post-operations to help clients make the best decisions.

RED CAT DRONE SERVICES

Provides clients safe and cost-effective remotely-operated drone inspection and survey services from anywhere, at any time.

SUBSIDIARIES' CAPABILITIES SPECIALIZE REDCAT'S DRONE SERVICES OFFERINGS

Specific capabilities and technologies in each of our subsidiaries contributed to a suite of highly-specialized and unique services in our RED CAT Drone Services division

RCAT Subsidiary	DRONEBOX Encrypted Storage and Analyzation	ROTOR RIOT	FAT SHARK	SKYPERSONIC
THE CAPABILITY Our Subsidiary Contributed to Drone Services	**A SOFTWARE PLATFORM** that enables immediate compliance and data feeds for all drone operations	**A NETWORK OF PILOTS** for us to quickly connect and schedule a professional and certified pilot for our operations	**DOWNLINK TECHNOLOGY** which enables low-latency, FPV piloted flights over the internet	**GPS-DENIED FLIGHT OPERATIONS** using digital telemetry for high-risk drone flights by 100% remotely piloted operators

RED CAT
DRONE SERVICES

The capabilities we leveraged from our subsidiaries allowed us to assemble a comprehensive offering of remote drone inspection and survey services across a variety of industries.


RED CAT
DRONE SERVICES
COMPLETELY REMOTE DRONE INSPECTION AND SURVEY SERVICES
for uses in commercial and civil services

IMMEDIATE DEMAND

USE CASES FOR OUR DRONE SERVICES DIVISION

CONSTRUCTION

Operations, Inspection and Survey

- Site Planning
- Equipment Operation and Safety Inspection
- Structural Integrity
- Grading Survey
- Zoning boundaries
- Immediate Response

INDUSTRIAL

Operations, Inspection and Survey

- Equipment maintenance
- Pipelines and rigs
- Cell towers
- Power networks
- Power production
- Agricultural Survey
- Confined space
- Unsafe environments

CIVIL SERVICES

Operations, Inspection, Survey, First Response

- Building Codes
- Infrastructure maintenance – Road / Bridges / Tunnels
- Zoning / Property Lines
- Policing unsafe areas
- First Response planning
- Immediate / Emergency Response and Survey

RCAT INVESTMENT SUMMARY

1. Uniquely positioned to capitalize on the maturing drone market with high performance products, technologies and business services for a variety of industries
2. Acquired businesses complement and support each other and add value to REDCAT Drone Services offering
3. Newly acquired business and technologies provide unique, niche drone services in high demand
4. Experienced management team with successful financial and technology background
5. Disciplined acquisition strategy targets companies with advanced product offerings and specialized drone operational platforms and intellectual property


RED CAT HOLDINGS
redcatholdings.com
RED CAT
ROTOR RIOT
DRONEBOX
FAT SHARK
SKYPERSONIC
Jeff Thompson, CEO
jeffrey@redcat.red